                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "Amendment") is entered into as of September 10, 2001 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

         A. A Credit Agreement dated as of March 29, 2001 (as modified or amended from time to time, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

         B. The Borrower has requested, and the Required Lenders have agreed to, an amendment of the terms of the Credit Agreement as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Amendments to Credit Agreement.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following parenthetical at the end of clause (b) in the definition of "Debt":

                  (but excluding any such obligations that are evidenced by bonds, debentures, notes or similar instruments that are held by the Borrower to the extent such obligations would not appear as liabilities on a balance sheet of the Borrower prepared in accordance with GAAP)

                  (b) Section 9.13 of the Credit Agreement is hereby amended by adding the following sentence after clause (f):

                  Notwithstanding the foregoing, the Borrower may acquire (and thereafter retire or redeem) up to $30,000,000 in aggregate principal amount of the Senior Subordinated Notes so long as no Default or Event of Default shall exist on the date of, or shall result from, any such transaction (including after giving effect to such transaction on a pro forma basis).

         2. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists; (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they are made as of an earlier date); and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents or, to the extent it does, they are hereby released in consideration of the Required Lenders entering into this Amendment.

         3. Condition Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of signature pages to this Amendment duly executed by the Credit Parties and the Required Lenders.

         4. Ratification of Credit Agreement. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         5. Authority/Enforceability. Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         6. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


         This Amendment shall be deemed to be effective as of the day and year first above written.


BORROWER:                  CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation



                           By:  /s/ H. Lee Thrash
                              --------------------------------------------------
                           Name:  H. Lee Thrash, III
                           Title: Vice President Planning & Development
                                  and Chief Financial Officer

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


GUARANTORS:    AUSTELL HOLDING COMPANY, LLC,
               a Georgia corporation
               CAMDEN PAPERBOARD CORPORATION,
               a New Jersey corporation
               CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
               a Delaware corporation
               CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
               CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. , a Delaware corporation
               CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a Caraustar
               Paperboard Corporation (as successor by merger to Austell Box
               Board Corporation, Buffalo Paperboard Corporation, Carolina
               Component Concepts, Inc., Carolina Converting Incorporated,
               Carolina Paper Board Corporation, Carotell Paper Board
               Corporation, Chattanooga Paperboard Corporation, Cincinnati
               Paperboard Corporation, Columbus Recycling, Inc., New Austell Box
               Board Company, Paper Recycling, Inc., Reading Paperboard
               Corporation, Richmond Paperboard Corporation and Sweetwater Paper
               Board Company, Inc.)
               CARAUSTAR RECOVERED FIBER GROUP, INC.,
               a Delaware corporation
               CHICAGO PAPERBOARD CORPORATION,
               an Illinois corporation
               FEDERAL TRANSPORT, INC.,
               an Ohio corporation
               GYPSUM MGC, INC.,
               a Delaware corporation
               HALIFAX PAPER BOARD COMPANY, INC.,
               a North Carolina corporation
               MCQUEENEY GYPSUM COMPANY,
               a Delaware corporation
               MCQUEENY GYPSUM COMPANY, LLC,
               a Delaware corporation
               PBL INC.,
               a Delaware corporation
               SPRAGUE PAPERBOARD, INC.,
               a Connecticut corporation



               By: /s/ H. Lee Thrash, III
                  --------------------------------------------------
               Name:  H. Lee Thrash, III
               Title: Vice President
                      of each of the foregoing Guarantors

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


                  CARAUSTAR, G.P.,
                  a South Carolina general partnership

                  By:      CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation, general partner



                           By: /s/ H. Lee Thrash
                              --------------------------------------------------
                           Name:  H. Lee Thrash, III
                           Title: Vice President


                  By:      CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS
                           GROUP, INC., a Delaware corporation, general partner



                           By: /s/ H. Lee Thrash
                              --------------------------------------------------
                           Name:  H. Lee Thrash, III
                           Title: Vice President

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


LENDERS:                   BANK OF AMERICA, N.A.,
                           as Administrative Agent and individually as a Lender



                           By: /s/ Thomas R. Sullivan
                              -------------------------------------------------
                           Name:  Thomas R. Sullivan
                                -----------------------------------------------
                           Title:  Vice President
                                 ----------------------------------------------

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT



                   ----------------------------------------------------
                                  BANKER'S TRUST COMPANY



                   By: /s/ Victoria T. Munsell
                      -------------------------------------------------
                   Name:  Victoria Munsell
                        -----------------------------------------------
                   Title: Managing Director
                         ----------------------------------------------

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


                             CREDIT SUISSE FIRST BOSTON
                   ----------------------------------------------------
                                   [name of Lender]



                   By: /s/ David W. Kratovil      Jay Chall
                      -------------------------------------------------
                   Name:  David W. Kratovil       Jay Chall
                        -----------------------------------------------
                   Title:  Director               Director
                         ----------------------------------------------

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


                             CREDIT LYONNAIS NEW YORK BRANCH
                   ----------------------------------------------------
                                   [name of Lender]



                   By: /s/ Rod Hurst
                      -------------------------------------------------
                   Name:  ROD HURST
                        -----------------------------------------------
                   Title:  VICE PRESIDENT
                         ----------------------------------------------

                             SIGNATURE PAGE TO SEPTEMBER 2001 FIRST AMENDMENT TO
                                     CARAUSTAR INDUSTRIES, INC. CREDIT AGREEMENT


                                 THE BANK OF NEW YORK
                   ----------------------------------------------------
                                   [name of Lender]



                   By:   /s/ David C. Siegel
                        -----------------------------------------------
                   Name:     DAVID C. SIEGEL
                        -----------------------------------------------
                   Title:    VICE PRESIDENT
                         ----------------------------------------------